                                                                    EXHIBIT 99.2

                             BANKERS TRUST COMPANY

                       ASSISTANT SECRETARY'S CERTIFICATE

     I, Lea Lahtinen, Vice President and Assistant Secretary of Bankers Trust Company, a corporation duly organized and existing under the laws of the State of New York, the United States of America, do hereby certify that attached copy of the Certificate of Amendment of the Organization Certificate of Bankers Trust Company, dated February 27, 2002, providing for a change of name of Bankers Trust Company to Deutsche Bank Trust Company Americas and approved by the New York State Banking Department on March 14, 2002 to be effective on April 15, 2002, is a true and correct copy of the original Certificate of Amendment of the Organization Certificate of Bankers Trust Company on file in the Banking Department, State of New York.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of Bankers Trust Company this 4th day of April, 2002.


[SEAL]

                            /s/ LEA LAHTINEN
                            ----------------------------------------------------
                            Lea Lahtinen, Vice President and Assistant Secretary Bankers Trust Company


State of New York  )
                   ) ss.:
County of New York )

On the 4th day of April in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared Lea Lahtinen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


          /s/ SONJA K. OLSEN
--------------------------------------
Notary Public


                              [NOTARY PUBLIC SEAL]

                                  SONJA K. OLSEN
                         Notary Public, State of New York
                                 No. 01OL4974457
                           Qualified in New York County
                       Commission Expires November 13, 2002

                               State of New York

                               BANKING DEPARTMENT

I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY UNDER SECTION 8005 OF THE BANKING LAW" dated February 27, 2002, providing for a change of name of BANKERS TRUST COMPANY to DEUTSCHE BANK TRUST COMPANY AMERICAS.

WITNESS, my hand and official seal of the Banking Department at the City of New York, this 14th day of March two thousand and two.



                                                  /s/ P. VINCENT CONLON
                                           ------------------------------------
                                              Deputy Superintendent of Banks

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                            ORGANIZATION CERTIFICATE

                                       OF

                             BANKERS TRUST COMPANY

                     Under Section 8005 of the Banking Law

                                 --------------

        We, James T. Bryne Jr., and Lea Lahtinen, being respectively the Secretary, and Vice President and an Assistant Secretary of Bankers Trust Company, do hereby certify:

        1. The name of corporation is Bankers Trust Company.

        2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th day of March, 1903.

        3. Pursuant to Section 8005 of the Banking Law, attached hereto as Exhibit A is a certificate issued by the State of New York, Banking Department listing all of the amendments to the Organization Certificate of Bankers Trust Company since its organization that have been filed in the Office of the Superintendent of Banks.

        4. The organization certificate as heretofore amended is hereby amended to change the name of Bankers Trust Company to Deutsche Bank Trust Company Americas to be effective on April 15, 2002.

        5. The first paragraph number 1, of the organization certificate of Bankers Trust Company with the reference to the name of the Bankers Trust company, which reads as follows:

                "1. The name of the corporation is Bankers Trust Company."

is hereby amended to read as follows effective on April 15, 2002:

                "1. The name of the corporation is Deutsche Bank Trust Company Americas."

     6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 27th day of February, 2002.


                                      /s/ JAMES T. BYRNE JR.
                                      --------------------------
                                        James T. Byrne Jr.
                                        Secretary


                                      /s/ LEA LAHTINEN
                                      ---------------------------
                                        Lea Lahtinen
                                        Vice President and Assistant Secretary


State of New York   )
                    : ss.
County of New York  )


     Lea Lahtinen, being duly sworn, deposes and says that she is a Vice President and an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.

                                                         /s/ LEA LAHTINEN
                                                   ---------------------------
                                                           Lea Lahtinen


Sworn to before me this 27th day
of February, 2002


/s/ SANDRA L. WEST
----------------------------
Notary Public


                              [NOTARY PUBLIC SEAL]

                                 SANDRA L. WEST
                        Notary Public, State of New York
                                 No. 01WE4942401
                          Qualified in New York County
                     Commission Expires September 19, 2002

                                                                       EXHIBIT A

                               STATE OF NEW YORK
                               BANKING DEPARTMENT

        I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY:

        THAT, the records in the Office of the Superintendent of Banks indicate that BANKERS TRUST COMPANY is a corporation duly organized and existing under the laws of the State of New York as a trust company, pursuant to Article III of the Banking Law; and

        THAT, the Organization Certificate of BANKERS TRUST COMPANY was filed in the Office of the Superintendent of Banks on March 5, 1903, and such corporation was authorized to commence business on March 24, 1903; and

        THAT, the following amendments to its Organization Certificate have been filed in the Office of the Superintendent of Banks as of the dates specified:

                Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on January 14, 1905

                Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on August 4, 1909

                Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on February 1, 1911

                Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on June 17, 1911

                Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on August 8, 1911

                Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on August 8, 1911

                Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on March 21, 1912

STATE OF NEW YORK
BANKING DEPARTMENT

          Certificate of Amendment of Certificate of Incorporation providing for a decrease in number of directors - filed on January 15, 1915

          Certificate of Amendment of Certificate of Incorporation providing for a decrease in number of directors - filed on December 18, 1916

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on April 20, 1917

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on April 20, 1917

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 28, 1918

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 4, 1919

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed January 15, 1926

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on June 12, 1928

          Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed April 4, 1929

          Certificate of Amendment of Certificate of Incorporation providing for a minimum and maximum number of directors - filed on January 11, 1934

          Certificate of Extension to perpetual - filed on January 13, 1941

          Certificate of Amendment of Certificate of Incorporation providing for a minimum and maximum number of directors - filed on January 13, 1941

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 11, 1944

STATE OF NEW YORK
BANKING DEPARTMENT

     Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - field January 30, 1953

     Restated Certificate of Incorporation - filed November 6, 1953

     Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on April 8, 1955

     Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 1, 1960

     Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on July 14, 1960

     Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed on September 30, 1960

     Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on January 26, 1962

     Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed on September 9, 1963

     Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 7, 1964

     Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 24, 1965

     Certificate of Amendment of the Organization Certificate providing for a decrease in capital stock - filed on January 24, 1967

     Restated Organization Certificate - filed June 1, 1971

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed October 29, 1976

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 22, 1977

STATE OF NEW YORK
BANKING DEPARTMENT

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed August 5, 1980

     Restated Organization Certificate - filed July 1, 1982

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1984

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed September 18, 1986

     Certificate of Amendment of the Organization Certificate providing for a minimum and maximum number of directors - filed January 22, 1990

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed June 28, 1990

     Restated Organization Certificate - filed August 20, 1990

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed June 26, 1992

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed March 28, 1994

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed June 23, 1995

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1995

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed March 21, 1996

     Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1996

     Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed June 27, 1997

STATE OF NEW YORK
BANKING DEPARTMENT

        Certificate of Amendment to the Organization Certificate providing for an increase in capital stock -- filed September 26, 1997

        Certificate of Amendment to the Organization Certificate providing for an increase in capital stock -- filed December 29, 1997

        Certificate of Amendment to the Organization Certificate providing for an increase in capital stock -- filed March 26, 1998

        Certificate of Amendment to the Organization Certificate providing for an increase in capital stock -- filed June 23, 1998

        Restated Organization Certificate -- filed August 31, 1998

        Certificate of Amendment to the Organization Certificate providing for an increase in capital stock -- filed September 25, 1998

        Certificate of Amendment to the Organization Certificate providing for an increase in capital stock -- filed December 18, 1998; and

        Certificate of Amendment to the Organization Certificate providing for a change in the number of directors -- filed September 3, 1999; and

     THAT, no amendments to its Restated Organization Certificate have been filed in the Office of the Superintendent of Banks except those set forth above; and attached hereto; and

     I DO FURTHER CERTIFY THAT, BANKERS TRUST COMPANY is validly existing as a banking organization with its principal office and place of business located at 130 LIBERTY STREET, NEW YORK, NEW YORK.

     WITNESS, my hand and official seal of the Banking Department at the City of New York this 16TH day of OCTOBER in the Year TWO THOUSAND AND ONE




                                             /s/ [SIGNATURE ILLEGIBLE]
                                             -----------------------------------
                                             DEPUTY SUPERINTENDENT OF BANKS